EXHIBIT 10.1


                              AMENDED AND RESTATED
                            364-DAY CREDIT AGREEMENT




                                                   Dated as of December 13, 1996


               THIS AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT (this "Amendment and Restatement") among HERSHEY FOODS CORPORATION, a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), CITIBANK, N.A. ("Citibank"), as administrative agent (the "Agent") for the Lenders, and BA SECURITIES, INC. and CITICORP SECURITIES, INC., as co-syndication agents (the "Co-Syndication Agents"), evidences the agreement of the parties as follows:

         PRELIMINARY STATEMENTS:

               (1) The Company, the Lenders, the Agent and the Co-Syndication Agents have entered into a 364-Day Credit Agreement dated as of December 15, 1995 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment and Restatement have the same meanings as specified in the Credit Agreement.

               (2) The Company and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement with the amendments specified below.

               (3) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Company and the Company and the Lenders have agreed to amend and restate the Credit Agreement as hereinafter set forth.

               SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                   (a) The definition of the term "Termination Date" appearing in Section 1.01 is amended in full to read as follows:

                           "'Termination Date' means the earlier of (a) December
                  12, 1997 or, if the Termination  Date is extended  pursuant to
                  Section 2.18(a), the date to which the Termination Date is extended pursuant to Section 2.18(a), and (b) the date of termination in whole of the Commitments pursuant to Section
                  2.05 (a), 2.05 (b) or 6.01."



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                  (b) Section 2.04 is amended by deleting the percentage  ".05 %
                  " in the ninth line therein and substituting for such percentage the percentage ".035 % ".

                  (c) Section 2.07(a)(ii) is amended by deleting the percentage ".15 % " in the fifth line therein and substituting for such percentage the percentage ".14 % ".

                  (d) Section 4.01 (e) is amended by deleting the reference to " December 31, 1994" in each place in which it appears and substituting "December 31, 1995" therefor, and deleting the reference to "October 1, 1995" in each place in which it appears and substituting "September 29, 1996" therefor.

               SECTION 2. Conditions of Effectiveness. This Amendment and Restatement shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Amendment and Restatement executed by the Company and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and Restatement and when the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Agent (unless otherwise specified):

                       (a) Certified  copies of (i) the resolutions of the Board
                  of Directors of the Company approving this Amendment and Restatement and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and Restatement.

                       (b) A  certificate  of  the  Secretary  or  an  Assistant
                  Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment and Restatement and the other documents to be delivered hereunder.

                       (c) A favorable opinion of Robert M. Reese, Vice President and General Counsel of the Company, in substantially the form of Exhibit A hereto and as to such other matters as any Lender through the Agent may reasonably request.

                       (d) A favorable  opinion of Shearman & Sterling,  counsel
                  for the Agent, in form and substance satisfactory to the Agent.

                       (e) A certificate signed by a duly authorized officer of
                  the Company stating that:






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                   (i) The representations  and warranties  contained in Section
         4.01 of the Credit Agreement (except the representations set forth in the last sentence of subsection (e) thereof and in subsection (f) thereof (other than clause (i)(B) thereof) and in Section 3 hereof are correct on and as of the date of such certificate as though made on and as of such date; and

                   (ii) No event has occurred and is continuing that constitutes a Default.

               SECTION 3. Representations and Warranties of the Company. The Company represents and warrants as follows:

                  (a) The execution, delivery and performance by the Company of this Amendment and Restatement are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Company's charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Company, except where such contravention would not be reasonably likely to have a Material Adverse Effect.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of this Amendment and Restatement, except where the Company's failure to receive, take or make such authorization, approval, action, notice or filing would not have a Material Adverse Effect.

                  (c) This Amendment and Restatement has been duly executed and delivered by the Company. This Amendment and Restatement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity.

                  SECTION 4.  Reference  to and Effect on the Credit  Agreement.
(a) On and after the effectiveness of this Amendment and Restatement, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and restated by this Amendment and Restatement.

                   (b)  The  Credit  Agreement,   as  specifically  amended  and
restated by this Amendment and Restatement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.









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                  (c)  The  execution,   delivery  and   effectiveness  of  this
Amendment and Restatement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

               SECTION 5. Costs, Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

               SECTION 6. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

               SECTION 7. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.






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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                               HERSHEY FOODS CORPORATION


                               By _____________________________
                               Title:


                                 CITIBANK, N.A.,
                                 as Administrative Agent


                               By _____________________________
                               Title:


                              BA SECURITIES, INC.,
                                 as Co-Syndication Agent


                               By ______________________________
                               Title:


                               CITICORP SECURITIES, INC.,
                                 as Co-Syndication Agent


                               By _______________________________
                               Title:













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                                 BANK OF AMERICA NATIONAL
                                 TRUST & SAVINGS ASSOCIATION


                                 By _______________________________
                                 Title:


                                    CIBC INC.


                                 By _______________________________
                                 Title:


                                 CITIBANK, N.A.


                                 By _______________________________
                                 Title:


                                  CREDIT SUISSE


                                 By _______________________________
                                 Title:

                                 By _______________________________
                                 Title:






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                                 DEUTSCHE BANK AG NEW YORK
                                 BRANCH AND/OR CAYMAN
                                 ISLANDS BRANCH


                                 By _______________________________
                                 Title:

                                 By _______________________________
                                 Title:


                                 ISTITUTO BANCARIO SAN PAOLO
                                  DI TORINO SPA

                                 By _______________________________
                                 Title:

                                 By _______________________________
                                 Title:


                                 NATIONSBANK, N.A.

                                 By _______________________________
                                 Title:


                                 PNC BANK,
                                 NATIONAL ASSOCIATION

                                 By _______________________________
                                 Title:





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                                 THE FIRST NATIONAL BANK
                                   OF CHICAGO

                                 By _______________________________
                                 Title:


                                 THE FUJI BANK, LIMITED,
                                  NEW YORK BRANCH

                                 By _______________________________
                                 Title:










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                               EXHIBIT A - FORM OF
                           OPINION OF ROBERT M. REESE,
                       VICE PRESIDENT AND GENERAL COUNSEL
                                 OF THE COMPANY


                                                                       [ ], 1996



To each of the  Lenders  party
to the  Amended  and  Restated
Credit  Agreement referred
to below and to Citibank, N.A., as
Agent for such Lenders


                            Hershey Foods Corporation


Ladies and Gentlemen:

         This opinion is furnished to you pursuant to Section 2(c) of the Amended and Restated 364-Day Credit Agreement, dated as of [ ], 1996 (the "Amended and Restated Credit Agreement"), among Hershey Foods Corporation (the "Company"), the Lenders party thereto, Citibank, N.A., as administrative agent (the "Agent") for said Lenders, and BA Securities, Inc. and Citicorp Securities, Inc., as co-syndication agents (the "Co-Syndication Agents"), which amends and restates in its entirety the 364-Day Credit Agreement, dated as of December 15, 1995 among the Company, the Lenders party thereto, the Agent and the Co-Syndication Agents. Terms defined in the Amended and Restated Credit Agreement and used herein as therein defined.

         I am the Vice President and General Counsel of the Company, and I have acted as counsel for the Company in connection with the preparation, execution and delivery of the Amended and Restated Credit Agreement.

         In that connection, I have examined:

                  (1)      the Amended and Restated Credit Agreement;



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                  (2)      the documents furnished by the Company pursuant to
                  Section 2 of the Amended and Restated Credit Agreement;

                  (3) the Amended and Restated Certificate of Incorporation of the Company and all amendments thereto (the "Charter"); and

                  (4) the by-laws of the Company and all amendments thereto (the "By-laws").

         I have also examined the originals, or copies certified to my satisfaction, of such other corporate records of the Company, certificates of public officials and of officers of the Company, and agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. In making such examinations, I have assumed the genuineness of all signatures (other than those on behalf of the Company), the authenticity of all documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as certified, conformed or photographic copies. As to questions of fact material to such opinions, I have, when relevant facts were not independently established by me, relied upon certificates of the Company or its officers or of public officials and as to questions of fact and law, on opinions or statements by other lawyers reporting to me. I have assumed the due execution and delivery, pursuant to due authorization, of the Amended and Restated Credit Agreement by the Lenders, the Agent and the Co-Syndication Agents.

         My opinions expressed below are limited to the law of the Commonwealth of Pennsylvania, and, where applicable, the General Corporation Law of the State of Delaware and the Federal law of the United States.

         Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         2. The execution, delivery and performance by the Company of the Amended and Restated Credit Agreement are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Charter or the Bylaws or (ii) any law, rule or regulation applicable to the Company (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or (iii) any contractual or legal restriction binding on or affecting the Company or, to the best of my knowledge, contained in any other similar document, except where such contravention would not be reasonably likely to have a Material Adverse Effect. The Amended and Restated Credit Agreement has been duly executed and delivered on behalf of the Company.

         3. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other party is required for the due execution, delivery and performance by the Company of the Amended and Restated Credit



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Agreement.

         4. There are no pending or, to the best of my knowledge, threatened actions, investigations, litigations or proceedings against the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that (a) would be reasonably likely to have a Material Adverse Effect or (b) purport to affect the legality, validity, binding effect or enforceability of the Amended and Restated Credit Agreement.

         This opinion letter may be relied upon by you only in connection with the transaction being consummated pursuant to the Amended and Restated Credit Agreement and may not be used or relied upon by any other person for any other purpose.










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